SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 15, 2002
                       ---------------------------------
                       (Date of earliest event reported)


                                    Citicorp
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




       Delaware                     1-5738                   06-1515595
--------------------------------------------------------------------------------
 (State or other juris-          (Commission               (IRS Employer
diction of incorporation)        File Number)           Identification Number)



  399 Park Avenue, New York, New York                        10043
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (212) 559-1000
       ------------------------------------------------------------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and nine-month periods ended September 30, 2002 and September 30, 2001. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated October 15, 2002. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME       CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                           Third Quarter         Nine Months
                                        -------------------  -------------------
                                            2002     2001        2002     2001
                                        -------------------  -------------------

INTEREST REVENUE
Loans, including Fees                    $ 9,647  $10,263     $28,258  $29,942
Deposits with Banks                          230      303         752      946
Federal Funds Sold and Securities
  Purchased Under Resale Agreements          101      196         306      427
Investments, including Dividends           1,301    1,140       3,607    2,977
Trading Account Assets                       351      383       1,276      835
Loans Held For Sale                          269      363         846    1,194
                                        -------------------  -------------------
                                          11,899   12,648      35,045   36,321
                                        -------------------  -------------------

INTEREST EXPENSE
Deposits                                   2,586    3,290       6,891    9,859
Trading Account Liabilities                   15       13          43       37
Purchased Funds and Other Borrowings         611      941       1,949    2,593
Long-Term Debt                               907    1,329       2,884    4,016
                                        -------------------  -------------------
                                           4,119    5,573      11,767   16,505
                                        -------------------  -------------------

NET INTEREST REVENUE                       7,780    7,075      23,278   19,816
                                        -------------------  -------------------

POLICYHOLDER BENEFITS AND CLAIMS             122      302         416      809
PROVISION FOR CREDIT LOSSES                2,689    1,580       7,305    4,529
                                        -------------------  -------------------
  TOTAL BENEFITS, CLAIMS, AND
   CREDIT LOSSES                           2,811    1,882       7,721    5,338
                                        -------------------  -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES      4,969    5,193      15,557   14,478
                                        -------------------  -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                       2,575    3,038       8,264    8,401
Foreign Exchange                             313      833       1,606    1,854
Trading Account                              779      161       1,689    1,089
Investment Transactions                     (146)      26        (215)     141
Other Revenue                              1,669      717       3,552    2,811
                                        -------------------  -------------------
                                           5,190    4,775      14,896   14,296
                                        -------------------  -------------------

OPERATING EXPENSE
Salaries                                   2,105    2,456       6,743    6,872
Employee Benefits                            482      437       1,427    1,312
                                        -------------------  -------------------
  Total Employee                           2,587    2,893       8,170    8,184
Net Premises and Equipment                   809      786       2,382    2,237
Restructuring-Related Items {a}              (32)     133         (26)     363
Other Expense                              2,308    2,478       7,027    7,167
                                        -------------------  -------------------
                                           5,672    6,290      17,553   17,951
                                        -------------------  -------------------

INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST AND CUMULATIVE EFFECT OF
   ACCOUNTING CHANGES                       4,487   3,678      12,900   10,823
INCOME TAXES                                1,482   1,279       4,345    3,905
MINORITY INTEREST, NET OF INCOME TAXES         32      25          78       47
                                        -------------------  -------------------
INCOME BEFORE CUMULATIVE EFFECT OF
 ACCOUNTING CHANGES                         2,973   2,374       8,477    6,871
CUMULATIVE EFFECT OF ACCOUNTING
 CHANGES {b}                                    -       -           -     (144)
                                        -------------------  -------------------
NET INCOME                                $ 2,973  $2,374     $ 8,477  $ 6,727
                                        ===================  ===================


{a} The 2002 third quarter includes reversals of $(32) million. The 2002 nine months include new charges of $41 million, reversals of $(75) million and accelerated depreciation of $8 million. The 2001 third quarter includes new charges of $129 million and accelerated depreciation of $4 million. The 2001 nine months include new charges of $315 million and accelerated depreciation of $48 million. Restructuring-related items in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations.

{b} Accounting Changes refer to the 2001 first quarter adoption of Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS
       133), and the 2001 second quarter adoption of EITF issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             CITICORP
                                             (Registrant)


                                     By: /s/ William P. Hannon
                                         ---------------------
                                             William P. Hannon
                                             Controller



Dated:  October 17, 2002